Operations of the Company	6 Months Ended
Jun. 30, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Operations of the Company

1. Operations of the Company

On May 3, 2017, the stockholders of Decolar.com, Inc., a Delaware holding company, exchanged their shares for ordinary shares of Despegar.com, Corp. to create a new British Virgin Island holding company. Following the exchange, the Company’s shareholders own shares of Despegar.com, Corp. and Decolar.com, Inc. is a wholly-owned subsidiary of Despegar.com, Corp.

Despegar.com, Corp. (formerly Decolar.com, Inc.), is an online travel agency, which provides leisure and business travelers the tools and information they need to make travel reservations with providers of travel products around the world.

Despegar.com is the leading online travel agency in Latin America and includes both the Decolar and Despegar brands. With a presence in 20 countries, Despegar’s websites and mobile apps help leisure and business travelers to book accommodations, airline tickets, packages, rental cars, cruises, destination services and travel insurance around the world. The Company operates primarily under the “Despegar.com” brand for Spanish and English speaking customers and the “Decolar.com” brand for Portuguese speaking customers. The Company also generates additional revenue through the sale of advertising on its websites.

Despegar.com provides its customers with multiple ways to save on travel-related products and multiple alternatives to pay for such products.

During September 2017, the Company successfully completed its registration process with the United States Security and Exchange Commission and initial public offering pursuant to which the Company sold 10,578,931 shares of common stock and certain selling shareholders sold 4,106,569 shares of common stock, resulting in net proceeds to us of $253,529 thousand.